LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Robert W. MacDonald, Chief Executive Officer and a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson as my attorney and agent, for me, and in my name as Chief Executive Officer and Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Robert W. MacDonald
    Robert W. MacDonald


WITNESS my hand and seal this 17 day of July 2001.

WITNESS:


Mary Ann Lemke
-----------------------
name:



                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Mark A. Zesbaugh, Senior Vice President and Chief Financial Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Senior Vice President and Chief Financial Officer of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Mark A. Zesbaugh
    Mark A. Zesbaugh


WITNESS my hand and seal this 17 day of July2001.

WITNESS:


Mary Ann Lemke
-----------------------





                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Michael P. Sullivan, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Michael P.Sullivan
    Michael P. Sullivan


WITNESS my hand and seal this 17 day of July 2001.

WITNESS:


Mary Ann Lemke
------------------
name:



                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Dr. Gerhard G. Rupprecht, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.




/s/ Dr.Gerhard G. Rupprecht
    Dr.Gerhard G. Rupprecht


WITNESS my hand and seal this 6 day of July 2001.

WITNESS:


------------------
name:




Urkundenrolle Nr. 3767/2001


                            Unterschriftsbeglaubigung

Die Vorstehende, heute vor mir vollzogene Unterschrift von

        Herrn Dr. Gerhard Rupprecht, Vorsitzender des Vorstands,
         Geschaftsansassig in 70178 Stuttgart, Reinsburgstr. 19,
                        geboren am 29.11.1948

beglaubige ich.

Herr Dr. Rupprecht ist mir personlich bekannt.

                                                 Stuttgart, den 6. Juli 2001

                                                 Notar /s/ Wenz
                                                          (Wenz)
                  (Notary seal)

Kosten:
Gerbuhr gem. ss. 45 KostO
aus DM 50.000,00                            40,00 DM
Gebuhr gem.ss.58,153 KostO                  43,00 DM
Schreibauslagen                              2,00 DM
16% USt. Aus DM 85,00                       13,60 DM
                                            --------
                                            98,60 DM

Notar
Wenz




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Reverand Dennis J. Dease, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Dennis J. Dease
    Dennis J. Dease


WITNESS my hand and seal this 17 day of July 2001.

WITNESS:


Mary Ann Lemke
-----------------------
name:




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, James R. Campbell, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ James R. Campbell
    James R. Campbell


WITNESS my hand and seal this 17 day of July 2001.

WITNESS:

Mary Ann Lemke
-----------------------
name:




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Robert M. Kimmitt, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Robert M. Kimmitt
    -----------------
    Robert M. Kimmitt, Esq.


WITNESS my hand and seal this 11 day of July 2001.

WITNESS:

Lorraine Marshall
-----------------------
name:Lorraine Marshall




                            LIMITED POWER OF ATTORNEY


KNOWN ALL MEN BY THESE PRESENTS, that I, Michael Diekmann, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


                 /s/ Michael Diekmann
                 -----------------------------
                 Michael Diekmann


                 WITNESS my hand and seal this 13th day of February 2002.

                 WITNESS:

                 /s/ Judy K. Bechtold
                 -----------------------------





                            LIMITED POWER OF ATTORNEY


KNOWN ALL MEN BY THESE PRESENTS, that I, Paul M. Saffert, Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


                      /s/ Paul Saffert
                      -----------------------------
                      Paul M. Saffert


                      WITNESS my hand and seal this 17 day of January, 2002.

                      WITNESS:

                      /s/ Elizabeth S. Mckibben



LIMITED POWER OF ATTORNEY


KNOWN ALL MEN BY THESE PRESENTS, that I, Gabby Matzdorff, Senior Vice President and Chief Financial Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Mark A. Zesbaugh, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Senior Vice President and Chief Financial Officer of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


                      /s/ Gabby Matzdorff
                      -----------------------------
                           Gabby Matzdorff


                      WITNESS my hand and seal this 22 day of February, 2002.

                      WITNESS:

                      /s/ Gail M. Smith




                            LIMITED POWER OF ATTORNEY


KNOWN ALL MEN BY THESE PRESENTS, that I, Charles Kavitsky, President and Chief Marketing Officer of Allianz Life Insurance Company of North America (Allianz
Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Mark Zesbaugh, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as President and Chief Marketing Officer of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



                              /s/ Charles Kavitsky
                                ----------------------
                                    Charles Kavitsky

                                  DATE: 6-5-02

                                WITNESS:
                                /s/ Susan Swanson



LIMITED POWER OF ATTORNEY


KNOWN ALL MEN BY THESE PRESENTS, that I, Denise Blizil, Chief Administrative Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Mark
A. Zesbaugh, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Chief Administrative Officer of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



                                /s/Denise Blizil
                              -----------------------------
                              Denise Blizil

                              DATE: 6-5-2002

                              WITNESS:
                                 /s/ Sue Swanson